UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2023

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03                        Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 8, 2023, the shareholders of Exact Sciences Corporation (the “Company”) approved Amendment No. 2 (“Amendment No. 2”) to the Company’s 2019 Omnibus Long-Term Incentive Plan (the “2019 Plan”). A description of the terms and conditions of the 2019 Plan, as amended by Amendment No. 2, is set forth in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders of the Company (the “2023 Annual Meeting”) as filed with the Securities and Exchange Commission on April 26, 2023 (the “2023 Proxy Statement”) under the heading “Proposal 6 – Amendment No. 2 to Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan, as Amended”, which such description is incorporated by reference herein. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.03.                    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2023, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Sixth Amended and Restated Certificate of Incorporation, as amended with the Secretary of State of the State of Delaware effecting an amendment to declassify our Board of Directors over a three-year period. The Certificate of Amendment was approved by the Company’s shareholders at the Annual Meeting. In connection with the approval of the Certificate of Amendment by the Company’s shareholders and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Company’s Seventh Amended and Restated By-Laws (“Seventh Amended and Restated By-Laws”), previously approved by the Company’s Board of Directors, became automatically effective. The Sixth Amended and Restated By-Laws amend and restate in their entirety the Company’s by-laws to harmonize the by-laws with the Certificate of Amendment effecting the declassification of our Board of Directors over a three-year period.
The foregoing descriptions of the Certificate of Amendment and the Seventh Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Seventh Amended and Restated By-Laws, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.07.                    Submission of Matters to a Vote of Security Holders.
On June 8, 2023, the Company held the 2023 Annual Meeting. The certified results of the matters voted upon at the 2023 Annual Meeting, which are more fully described in the 2023 Proxy Statement, are as follows:

The Company’s shareholders elected the four nominees to the Company’s Board of Directors to serve for three-year terms as Class II directors, with the votes cast as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
D. Scott Coward	136,471,398	1,950,157	163,428	19,358,885
James Doyle	133,148,623	5,267,336	169,024	19,358,885
Freda Lewis-Hall	135,529,397	2,888,325	167,261	19,358,885
Kathleen Sebelius	135,041,542	3,384,426	159,015	19,358,885

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for 2023, with votes cast as follows:

For	Against	Abstain
157,355,288	343,714	244,866

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

2

For	Against	Abstain	Broker Non-Votes
125,242,817	12,934,948	407,218	19,358,885

The Company's shareholders approved, on an advisory basis, an annual frequency of future advisory votes on executive compensation, with votes cast as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
136,623,244	114,971	1,668,175	178,593	19,358,885

The Company's shareholders approved an amendment to our Sixth Amended and Restated Certificate of Incorporation, as amended, to declassify our Board of Directors, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
136,623,459	1,603,883	357,641	19,358,885

The Company's shareholders approved Amendment No. 2 to the 2019 Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
131,360,014	6,914,797	310,172	19,358,885

Item 9.01.                    Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Exact Sciences Corporation Sixth Amended and Restated Certificate of Incorporation, as amended

3.2	Seventh Amended and Restated By-Laws of Exact Sciences Corporation, dated June 9, 2023

10.1	Amendment No. 2 to Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: June 12, 2023	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Executive Vice President and Chief Financial Officer
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